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                                                                   Exhibit 24(e)
                                                                   -------------

                                Power of Attorney


     Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 2001, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.

_____________________________________         __________________________________
Don E. Ackerman                               William T. McCormick, Jr.
Director                                      Director


_____________________________________         __________________________________
D. Euan Baird                                 Didier Primat
Director                                      Director
Chairman, President
and Chief Executive Officer


_____________________________________         __________________________________
John Deutch                                   Nicolas Seydoux
Director                                      Director


_____________________________________         __________________________________
Victor E. Grijalva                            Linda G. Stuntz
Director                                      Director
Vice Chairman

          /s/
-------------------------------------         __________________________________
Andre Levy-Lang                               Sven Ullring
Director                                      Director


_____________________________________         __________________________________
John C. Mayo                                  Yoshihiko Wakumoto
Director                                      Director

    Date: January 17, 2002
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